UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 23, 2011

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.
(Exact name of registrant as specified in charter)

Nevada	000-26309	98-0200471
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4235 Commerce Street, Little River, South Carolina		29566
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:  (843) 390-2500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement

Convertible Secured Promissory Notes

On September 23, 2011, Integrated Environmental Technologies, Ltd. (the “Company”), E. Wayne Kinsey III (“Kinsey”), a member of the Company’s Board of Directors, and Zanett Opportunity Fund, Ltd. (“Zanett”) entered into a Note Purchase Agreement (the “Note Purchase Agreement”), pursuant to which Kinsey and Zanett each purchased an 8% convertible secured promissory note from the Company in the principal amount of $400,000 and $100,000, respectively (each a “Secured Note,” and together, the “Secured Notes”).  The Company received gross proceeds of $500,000 in connection with the private placement of the Secured Notes.

Each of the Secured Notes is secured by all of the assets of the Company, including intangible assets such as intellectual property and trademarks, as detailed in a Security Agreement dated September 23, 2011 between the Company and Kinsey, as agent for the holders of the Secured Notes.  Each of the Secured Notes has a three year term maturing on September 23, 2014 and bears interest at a rate of 8% per annum.  Interest is payable in quarterly installments, beginning on October 1, 2011.  Until the first anniversary of the Secured Notes, interest may be paid in cash or in shares of the Company’s common stock at the option of the Company and, thereafter, may be paid in cash or shares of the Company’s common stock at the option of the holder.  If the Company or the holder elects to pay the interest in shares of the Company’s common stock, the number of shares issued as payment will be equal to the quotient of the unpaid interest divided by the Market Price of the Company’s common stock as defined in the Secured Notes.

The entire principal amount of each of the Secured Notes is convertible at any time into shares of the Company’s common stock at the option of the holder at a conversion price of $0.10 per share, subject to a weighted average adjustment for certain issuances or sales of the Company’s common stock at a price per share less than $0.08.  The quoted market price of the Company’s common stock as of September 23, 2011 was $0.08 per share.  The Company is not permitted to prepay the Secured Notes unless it raises a specified amount of additional capital.

The occurrence of any of the following events constitutes a default under the Secured Notes, in which case the entire principal amount thereof and all accrued and unpaid interest will immediately become due and payable:  (a)  the Company fails to make any principal or interest payment on a Secured Note when such principal and interest becomes due; (b) a court enters judgment or judgments against the Company for the payment of money aggregating in excess of $500,000 of applicable insurance coverage; or (c) the Company commences a voluntary case or a court enters a decree in respect of the Company relating to bankruptcy, insolvency or reorganization.

The occurrence of any of the following events (as well as the occurrence of certain other standard events of default) also constitute a default under the Secured Notes, in which case the entire principal amount thereof and all accrued and unpaid interest will become due and payable, at the option of the holder, if the default remains uncured for a period of 30 days after the Company receives written notice of the default from the holder: (a) the Company fails to raise $750,000 of additional capital through the sale of equity or Qualified Subordinate Debt (as such term is defined in the Secured Notes) by December 31, 2011; (b) the Company fails to raise $1,000,000 of additional capital through the sale of equity or Qualified Subordinate Debt by March 31, 2012; (c) Kinsey ceases to be a member of the Company’s Board of Directors for any reason other than his death, disability or voluntary resignation; or (d) either David R. LaVance, the Company’s President and Chief Executive Officer, or Thomas S. Gifford, the Company’s Executive Vice President, Chief Financial Officer and Secretary, cease serving in their respective executive management roles with the Company and is no longer involved in the active management of the Company.

In connection with the execution of the Note Purchase Agreement and the issuance of the Secured Notes, the Company provided certain registration rights to the holders of the Secured Notes.  In the event that the Company proposes to register shares of its common stock under the Securities Act of 1933, as amended (the “Securities Act”), under certain circumstances, Kinsey and Zanett will be allowed to include in such registration shares of the Company’s common stock held by them.

Section 3 – Securities and Trading Markets

Item 3.02.	Unregistered Sales of Equity Securities.

In connection with the issuance of the Secured Notes described under Item 1.01 above, the Company relied on the exemption from registration for a private transaction not involving a public distribution provided by Section 4(2) of the Securities Act.

Section 8 – Other Events

Item 8.01.	Other Events.

On September 26, 2011, the Company repaid all amounts due under the secured promissory note in the principal amount of $250,000 issued to the RHI Family Trust on April 12, 2010 (the “RHI Note”).  The RHI Note had matured on November 1, 2010, and the Company had been in default thereunder from that time.  Pursuant to an agreement with the holder, an affiliate of the holder purchased certain products from the Company and the holder paid for such products by reducing the outstanding balance of the RHI Note by $56,912.  On September 26, 2011, the Company repaid in cash the remaining $194,660 amount due under the RHI Note, representing $193,088 of unpaid principal and $1,572 of accrued and unpaid interest.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit No.	Description
10.1	Note Purchase Agreement, dated September 23, 2011, among Integrated Environmental Technologies, Ltd. (the “Company”), E. Wayne Kinsey III (“Kinsey”), and Zanett Opportunity Fund, Ltd. (“Zanett”).
10.2	Form of 8% Convertible Secured Promissory Note issued by the Company to each of Kinsey ($400,000) and Zanett ($100,000) on September 23, 2011.
10.3
Security Agreement, dated September 23, 2011, between the Company and Kinsey, as agent for the Secured Note holders.  Upon the request of the Securities and Exchange Commission, the Company agrees to furnish copies of each of the following schedules and exhibits:  Schedule I – Capital Securities; Schedule II – Grantors; Schedule III – Patents; Schedule IV – Trademarks; Schedule V – Copyrights; Exhibit A – Form of Patent Security Agreement; Exhibit B – Form of Trademark Security Agreement; Exhibit C – Form of Copyright Security Agreement; Annex I – Form of Supplement to Security Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED ENVIRONMENTAL TECHNOLOGIES. LTD.
(Registrant)

By:	/s/David R. LaVance
David R. LaVance
President and Chief Executive Officer

Date:  September 29, 2011

EXHIBIT INDEX

Exhibit No.	Description
10.1	Note Purchase Agreement, dated September 23, 2011, among Integrated Environmental Technologies, Ltd. (the “Company”), E. Wayne Kinsey III (“Kinsey”), and Zanett Opportunity Fund, Ltd. (“Zanett”).
10.2	Form of 8% Convertible Secured Promissory Note issued by the Company to each of Kinsey ($400,000) and Zanett ($100,000) on September 23, 2011.
10.3
Security Agreement, dated September 23, 2011, between the Company and Kinsey, as agent for the Secured Note holders.  Upon the request of the Securities and Exchange Commission, the Company agrees to furnish copies of each of the following schedules and exhibits:  Schedule I – Capital Securities; Schedule II – Grantors; Schedule III – Patents; Schedule IV – Trademarks; Schedule V – Copyrights; Exhibit A – Form of Patent Security Agreement; Exhibit B – Form of Trademark Security Agreement; Exhibit C – Form of Copyright Security Agreement; Annex I – Form of Supplement to Security Agreement.